UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2025
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Grindr Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-39714
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Delaware	92-1079067
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California	90069
(Address of Principal Executive Offices)	(Zip Code)
(310) 776-6680
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRND	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GRND.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
In conjunction with the redemption of the outstanding warrants of Grindr Inc. (the “Company”), which is discussed in more detail in Item 8.01 of this Current Report on Form 8-K, the Company is announcing that it anticipates meeting or exceeding previously issued guidance for the fiscal year ended December 31, 2024, as most recently set forth in the Company’s shareholder letter as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on November 7, 2024. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information contained herein is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933 (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 8.01    Other Items.
On January 23, 2025, the Company (f/k/a Tiga Acquisition Corp.) provided notice to the holders of its outstanding Warrants (as defined below) that it will redeem the Warrants at a redemption price of $0.10 per warrant at 5:00 p.m. New York City time on February 24, 2025 (the “Redemption Date”). Holders of the warrants may instead elect to exercise their warrants until 5:00 p.m., New York City time, on the Redemption Date.
As of the date of the announcement, the Company’s outstanding warrants consist of (i) 18,560,000 warrants issued pursuant to that certain Private Placement Warrants Purchase Agreement, dated as of November 23, 2020, by and between the Company and Tiga Sponsor LLC (“Sponsor”), (ii) 2,500,000 forward purchase warrants and 2,500,000 backstop warrants issued pursuant to that certain Amended and Restated Forward Purchase Agreement, dated May 9, 2022, by and between the Company and Sponsor, and (iii) 13,799,825 warrants issued as part of the units in the Company’s initial public offering (clauses (i), (ii) and (iii), collectively, the “Warrants”). All of the Warrants are governed by that certain Warrant Agreement, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, dated as of November 23, 2020, as amended on November 17, 2022 (as amended, the “Warrant Agreement”). The Warrants are exercisable for shares of the Company’s common stock, $0.0001 par value per share.
Each Warrant holder may exercise its warrants until 5:00 p.m., New York City time, on the Redemption Date. In connection with the redemption, Warrant holders may elect to (i) exercise their Warrants for cash, at an exercise price of $11.50 per share of the Company’s common stock, or (ii) exercise their Warrants on a “cashless basis” in accordance with subsection 6.1.2 of the Warrant Agreement, in which case, the holder will receive a number of shares of the Company’s common stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the volume-weighted average price of the Company’s common stock during the ten trading days immediately following January 23, 2025, the date on which the redemption notice is delivered to holders of Warrants. In no event will the number of shares of common stock issued in connection with an exercise on a cashless basis in accordance with subsection 6.1.2 of the Warrant Agreement exceed 0.361 shares of common stock per Warrant. Any Warrants that remain unexercised as of 5:00 p.m., New York City time, on the Redemption Date, will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive $0.10 per Warrant.
The public warrants are listed on the New York Stock Exchange under the ticker symbol “GRND.WS.” The Company understands from the New York Stock Exchange that, as a result of the redemption, the Warrants will cease to be listed on the New York Stock Exchange, effective at the close of trading on February 21, 2025, which is the trading day prior to the Redemption Date.
A copy of the Notice of Redemption delivered by the Company is filed as Exhibit 99.2 hereto and is incorporated herein by reference.
None of this Current Report on Form 8-K, the press release attached as Exhibit 99.1, nor the Notice of Redemption attached as Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any securities of the Company, and the foregoing shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding the Company’s expected financial results for the year ended December 31, 2024, the expected Redemption Date of the Warrants, and the delisting of the Warrants on the trading day prior to the Redemption Date. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “enable,” “expect,” “plan,” “will,” and other similar terms and phrases. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including those factors contained in the “Risk Factors” section of our filings with the Securities and Exchange Commission. It is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur. The Company assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated January 23, 2025
99.2	Notice of Redemption dated January 23, 2025
104	Cover Page Interactive Data File, formatted in inline XBRL (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2025

GRINDR INC.

By:

/s/ Vandana Mehta-Krantz
Vandana Mehta-Krantz
Chief Financial Officer